MH Elite Portfolio of Funds, Inc.
                           220 Russell Avenue
                        Rahway, New Jersey 07065
                            1-800-318-7969
                           www.mhelite.com


Dear Shareholder:

The highlight of 2001 is that it is finally over. All the news that was fit to print was negative. The economy has been in a recession since March, the nation unemployment rate climbed to a six year high in December, manufacturing activity declined in October to its lowest level since February 1991, consumer confidence fell in October to a 7 1/2 year low, and a devastating terrorist attack on September 11 that will never be forgotten.

Despite a fourth quarter rally in stock prices, the S & P 500 Index and the NASDAQ both suffered back to back losses for the first time since 1973-74. The S & P 500 fell 13% in 2001 after dropping 10% in 2000. The NASDAQ lost 21% in 2001, following a 39% decline the prior year. The Russell 2000 Index of small cap stocks bucked the trend and posted positive returns for 2001. Led by the small cap value category, the Russell 2000 Index returned 2.5% for the year.

I am pleased to report that MH Elite Portfolio of Funds returned 8.1% in 2001. For the third consecutive year, the Fund has significantly outperformed the Russell 200 Index and the S & P 500 Index.

As we enter 2002, there appears to be a general consensus the economy will regain its footing and resume its upswing. Following eleven interest rate cuts in 2001, restless investors will begin to turn to the stock market for higher returns. Anemic money market rates combined with no inflation bode well for the stock market to recharge itself. The previous ten recessions lasted on average ten months. We are now nine months into the current recession. Consumer confidence rose in December suggesting that perhaps Americans feel the worst of the recession is over.

For current and prospective shareholders it is important to stay invested. The stock market rebounds before the economy does and most stock growth is achieved in short sudden bursts. Greater than 90% of historical returns of the stock market can be attributed to approximately 7% of the total trading days.

The Fund thanks you for your past and continued investment in the fund and welcomes our new shareholders.


Sincerely,



Harvey Merson
President

Past Performance is no guarantee of future results. The Fund's average annual total return assumes reinvestment of all divided and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

This material must be accompanied or preceded by a prospectus for the Fund.

                      MH Elite Portfolio of Funds, Inc.
                            Schedule of Investments
                           As of December 31, 2001



Mutual Funds  (94.8%)                           Quantity           Market Value

        Alleghany/Veredus Aggressive Growth        3,683           $    70,719
        American Century Small Cap Value          13,261               106,354
        Berger Small Cap Value Inv                 4,065               114,094
        Bjurman Micro-Cap Growth                   3,132               154,272
        Bogle Small Cap Growth Inv                 4,218                84,778
        Boston Partners Small Cap Value            4,874                86,708
        Brown Capital Mgmt Small Co. - Instl Class 3,073               108,091
        Brazos Micro Cap                           5,134               100,748
        Buffalo Small Cap Fund                     5,292               105,628
        First American Micro Cap Fund              3,612                79,455
        FMI Focus Fundan Millenium                 2,882                85,130
        Fremont US Micro Cap Fund                  2,995                84,729
        ICM/Isabelle Small Cap Value - Inv. Shares 6,453                76,341
        Meridian Value Funding Growth              3,614               117,176
        RS Investment Diversified Growth Fund      3,976                92,483
        Royce Opportunity                          9,560                86,134
        Royce Low Priced Stock Fund                7,671                89,526
        State Street Research Aurora - Class A     3,496               113,079
        Turner Small Cap Value Fund                4,091                79,988
        Wasatch Micro Cap Fund                    22,360               147,802
        Wasatch Core Growth Fund                   3,325               115,048
                                                                   -----------

Total Mutual Funds (Cost: $1,742,620)                              $ 2,098,283

Short-Term Securities and cash account
(Cost: $115,535) (5.2%)                                                115,535
                                                                    ----------
Total Investments in Securities (Cost:  $1,858,155)                  2,213,818

Less: Liability                                                           (240)
                                                                    ----------
Net Assets                                                         $ 2,213,578
                                                                   ===========








The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                     Statement of Assets and Liabilities
                           As of December 31, 2001


Assets

     Investments in Securities at value (Cost: $1,858,155)         $ 2,213,818

     Total Assets                                                  $ 2,213,818
                                                                   ===========

Liability and Net Assets

     Liability
          Accrued Expenses                                                 240
                                                                     ---------

Net Assets
     Capital stock, at par $.01;                                         3,525
          (shares issued and outstanding 352,547)
     Additional paid-in capital                                      1,914,384
     Accumulated undistributed net investment income/(loss)            (59,994)

     Net unrealized appreciation on investments                        355,663
                                                                   -----------
           Net Assets                                                2,213,578
                                                                   -----------

           Total Liability and Net Assets                          $ 2,213,818
                                                                   ===========


           Net asset value per share                               $      6.28
                                                                   ===========








The accompanying notes to financial statements are an integral part of these financail statements.

                      MH Elite Portfolio of Funds, Inc.
                           Statement of Operations
                    For The Year Ended December 31, 2001


Investment Income

        Dividends                                       $    34,004
        Interest                                              4,196
                                                         ----------
        Total Investment Income                              38,200
                                                         ----------
Expenses

        Investment advisory fees                             17,796
        Quote service fees                                    1,600
        Board of Director fees                                  750
        Accounting                                              600
        Government filing fees                                  301
        Phone                                                   295
        Taxes                                                   240
        Misc. Expenses                                          203
        Brokerage fees                                          168
        IRA fees                                                167
        Bank Fees                                               123
                                                         ----------
        Total expenses                                       22,245
                                                         ----------

Net Investment Income                                        15,955
                                                         ----------
Net Realized and Unrealized Gain (Loss) on Investments

        Net realized gain (loss) on investments         $   (78,450)
	Net change in unrealized appreciation
                (depreciation) on investments               226,959
                                                        -----------
	Net realized and unrealized gain (loss)
                on investments                          $   148,509
                                                        -----------
Net Increase (Decrease) in net assets resulting
        from operations                                 $   164,464
                                                        ===========








The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                      Statement of Change in Net Assets
          For The Year Ended December 31, 2001, 2000, 1999, and 1998


Increase (Decrease) in Net Assets
from Operations
                                   2001         2000           1999       1998*
                            ------------  -----------   ------------  ---------

  Investment income         $     15,955  $   110,176   $    31,882   $   9,690

  Net realized gain (loss)
     on investments              (78,450)     (25,870)      (14,087)    (11,322)
  Net unrealized appreciation
     (depreciation) on
        investment               226,959      (97,309)       225,184      1,733
                            ------------  ------------   -----------  ---------
  Net Increase (Decrease)
    in Net Assets Resulting
      From Operations            164,404      (13,003)       242,979        101
                            ------------  ------------   -----------  ---------
Dividends and Distributions
  to Shareholders Dividends
    from Net Investment
      Income                           0      (82,030)      (16,842)          0
                            ------------  ------------   -----------  ---------

Capital Share Transactions

  Net Proceeds from Sale
   of Shares (82,084 shares
    in 2001, 99,260 shares
     in 2000, 76,979 shares
      in 1999 74,224 shares
       in 1998)                  478,280      550,190        355,567    335,000

  Proceeds from Re-invested
   Dividends                           0       82,030         16,842          0
                            ------------  ------------   -----------  ---------
  Net Increase (Decrease)
   in Net Assets from
    from Capital Share
     Transactions                478,280      632,220        372,409    335,000
                            ------------  -----------    -----------  ---------

  Net Increase in Net Assets     642,744      537,187        598,546    335,101

Net Assets at Beginning
  of Period                    1,570,834    1,033,647        435,101    100,000
                            ------------  -----------    -----------  ---------

Net Assets at End of Period  $ 2,213,578  $ 1,570,834    $ 1,033,647  $ 435,101
                            ============  ===========    ===========  =========




* The Fund began operations on 3-18-98


The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                            Financial Highlights



Selected per share data and ratios for the period

                                  2001         2000         1999         1998
                                  ----         ----         ----         ----
Net Asset Value,
  Beginning of Period           $ 5.81      $  6.04      $  4.62      $  5.00

Investment Operations

  Net Investment Income         $ 0.05      $  0.41      $  0.19      $  0.10
  Net Realized and
   Unrealized Gain (Loss)
    on Investments              $ 0.42      $ (0.46)     $  1.23      $ (0.48)
  Income (Loss) From
   Operations                   $ 0.47      $ (0.05)     $  1.42      $ (0.38)

  Distributions                 $ 0.00      $ (0.32)     $ (0.10)     $  0.00

  Net Asset Value,
   End of Period                $ 6.28      $  5.81      $  6.04      $  4.62

  Total Return                   8.09%         1.5%        32.9%        (7.6%)


Ratios/Supplement Data

Net Assets,
  end of period              $ 2,213,578  $ 1,570,834  $ 1,033,647    $ 435,101

Ratio of net expenses
  to average net assets            1.24%         1.3%         1.0%         1.0%

Ratio of net investment
  income to average
    net assets                     0.88%         8.4%         4.3%         3.6%

Portfolio turnover rate            25.0%        50.0%        41.0%        24.5%



The accompanying notes to financial statements are an integral part of these financial statements.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2001


NOTE 1 - Organization

The MH Elite Portfolio of Funds, Inc. (the 'Fund') was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933. The sale and issuance of 20,000 shares of capital stock ("initial shares") for $100,000 ($200 for capital stock and $99,800 as additioanl paid in capital) to its initial investor occurred on February 17, 1998. Harvey Merson and Jeff Holcombe, who as owners of MH Investment Management are the investment advisors to the Fund, each own fifty percent of MH Elite Portfolio of Funds, Incorporated as a whole. They are also shareholders in the Fund and own 1,630.722 and 21,450.913 shares respectively, as of December 31, 2001.

NOTE 2 - Additional Investors

Subsequent to February 17, 1998 there were additional infusion of capital in the amount of $335,000 in 1998, $355,567 in 1999, $550,190 in 2000, $478,280
in 2001 with 74,224, 76,979, 99,260, and 82,084 shares issued respectively.

NOTE 3 - Organization Costs

Organizational costs were borne by the Fund's Investment Adviser.

NOTE 4 - Registration Fees

Registration fees will be funded by the Fund and/or the Investment Advisor.

NOTE 5 - Legal and Accounting Expenses

Legal and accounting expenses will be funded by the Fund and/or the Investment Advisor.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2001

NOTE 6 - Investment Advisory Agreement

The Investment Adviser, MH Investment Management Incorporated, furnishes the Fund with investment advice and, in general, supervises the management and investment program of the fund. Harvey Merson and Jeff Holcombe each own
50 percent of MH Investment Management, Incorporated. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets.
For the period ended December 31, 2001 this fee was $17,796.

NOTE 7 - Fees

The expenses and fees that a shareholder of the MH Elite Portfolio of Funds, Inc. will incur are: management fees of 1.00% and other expenses of .25% for total annual fees of 1.25%. For the period ended December 31, 2001 these fees and expenses were $22,245.

NOTE 8 - Purchase and Sale of Securities

The cost of securities purchased and the proceeds from sale of securities for the year ended December 31, 2001 aggregated $1,004,004 and $451,431 respectively. For federal income tax purposes, the tax basis of investments is the same as for financial reporting purposes. At December 31, 2001, on a tax basis gross, unrealized appreciation on investments was $355,663.

NOTE 9 - Common Stock

As of December 31, 2001, 352,547 shares of $ .01 par value stock were authorized and issued, and paid in capital amounted to $1,914,384. This includes a dividend reinvestment of $16,842 in 1999, and $82,030 in 2000.

NOTE 10 - Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2001


The following represent significant accounting policies of the Fund:

a)  Underlying Fund Valuation
Underlying funds are valued at the last reported net asset value as quoted by the respective fund with the resulting unrealized gains and losses included in income. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost.

b) Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

c)  Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions of $16,842 were reinvested in the Fund for 1999. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characteristics of distributions made by the Fund. No distributions were declared in 1998 and 2001.

d) Federal Taxes
The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

e) Realized Gain and Loss
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 2001


f) Investment in Firm Securities
Mutual Funds owned by the Fund are stated at quoted market value with the resulting unrealized gains and losses included in income.

g) Concentrations of Credit Risk
The Fund maintains approximately 95% of its holdings, including a money market account, at TD Waterhouse Institutional Services. The account at TD Waterhouse, and other accounts held by the Fund, are not FDIC insured.

The Fund's proprietary positions and trading activities expose it to market risk, which is influenced by the volatility and liquidity in the financial markets. The Fund attempts to control its exposure to market risk by use of various analytical monitoring techniques.

GIBGOT, WILLENBACHER & CO.
Certfied Public Accountant
                                                       310 EAST SHORE ROAD
                                                  GREAT NECK, NEW YORK 11023
NEIL A. GIBGOT, CPA                                   TEL: (516) 482-3660
WILLIAM L. MERINGOLO, CPA                             FAX: (516) 482-3665
JONATHAN G. SHORE, CPA




To The Shareholders and Board of Directors
MH Elite Portfolio of Funds, Inc.

We have audited the accompanying statements of investments and statement of assets, liability and net assets of MH Elite Portfolio of Funds, Inc. as of December 31, 2001 the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the years ended December 31, 2001 and 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of MH Elite Portfolio of Funds, Inc. as of December 31, 1999 and 1998 were audited by another auditor whose reports dated January 31, 2000 and February 8, 1999, expressed unqualified opinions on those statements.

We conducted our audits in accordance with auditing standards generally accepted inthe United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 and 2000 by correspondence with the custodian, brokers, and bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MH Elite Portfolio Portfolio of Funds, Inc. as of December 31, 2001 and results of its operations, change in its net assets and its financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.


Gibgot, Willenbach & Co.
CERTIFIED PUBLIC ACCOUNTANTS

Great Neck, New York
February 9, 2002

MH Elite Portfolio of Funds, Inc.
220 Russell Avenue
Rahway, New Jersey 07065

Investor Adviser
    MH Investment Management, Inc.
    220 Russell Avenue
    Rahway, New Jersey 07065





MH Elite Portfolio of Funds,Inc.

       Annual Report
             to
       Shareholders
     December 31, 2001